Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB of Viastar Holdings,
Inc. (the "Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
J. Malasek, President and Chief Executive Officer of the Company, certify, pursuant section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

/s/ Zee Batal
----------------------
Zee Batal
President, Chief Financial
Officer and Director
April 11, 2003


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